UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 15, 2003

REDBACK NETWORKS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-25853 (Commission File Number)	77-0438443 (I.R.S. Employer Identification Number)

300 Holger Way

San Jose, CA 95134

(408) 750-5000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated October 15, 2003.

Item 12.	Results of Operations and Financial Condition.

On October 15, 2003, Redback Networks Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDBACK NETWORKS INC.

DATE:	October 15, 2003	By:	/s/ Thomas L. Cronan III

Thomas L. Cronan III Senior Vice President of Finance and Administration, Chief Financial Officer